SECURITIES AND EXCHANGE COMMISION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               June 30, 1999

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               Date of Report (Date of earliest event reported)


                               PRT GROUP INC.

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              Exact Name of Registrant as Specified in Charter)



Delaware                         0-23315                 13-3914972
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(State or other          (Commission File Number)     (IRS Employer
jurisdiction of                                        Identification No.)
Incorporation)


342 Madison Avenue,
11th Floor, New York, New York                              10173
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(Address of Principal Executive Offices)                 (Zip Code)


                                212) 922-0800
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              Registrant's telephone number, including area code

                          Not Applicable
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         Former Name or Former Address, if Changes Since Last Report)


Item 5.     Other Events.

Item 6.     Resignations of Registrant's Directors

         On June 30, 1999, PRT Group Inc. (the "Registrant") announced that Douglas K. Mellinger, Chairman and Chief Executive Officer of the Registrant (i) resigned his positions as Chairman of the Board of Directors (the "Board") and Chief Executive Officer of the Registrant, and all other offices of the Registrant and its affiliates, and (ii) was appointed to the newly created position of Non-Executive Chairman of the Board. Douglas Mellinger will continue to serve as a director of the Company. The Registrant further announced that Gregory S. Mellinger, former Chief Operating Officer and current President of the Registrant's Professional Services Group business unit resigned his positions as an officer and director of the Registrant, and all other offices of the Registrant and its affiliates. Each of Douglas Mellinger and Gregory Mellinger will remain employees of the Registrant to consult with the senior management of Registrant until October 1, 2000. Attached hereto as Exhibits 99.1 and 99.2 are the Agreements between the Registrant and each of Douglas Mellinger and Gregory Mellinger with respect to the foregoing, each of which is incorporated by reference herein, and the foregoing is qualified in its entirety thereby.

            The Registrant also announced that Dan S. Woodward, President and Chief Operating Officer of the Registrant had been appointed Chief Executive Officer of the Registrant. Attached hereto as Exhibit 99.3 is a Press Release of the Registrant with respect to the foregoing, which Press Release is incorporated by reference herein, and the foregoing is qualified in its entirety thereby.

            Also on June 30, 1999, the Registrant entered into a Nomination Agreement with Douglas Mellinger, Gregory Mellinger and certain members of the Mellinger family, pursuant to which the Mellinger family will have certain rights to nominate up to three persons acceptable to the Board for appointment and election to the Board, which shall include Douglas Mellinger and initially include Ronald Weinberg. These nomination rights will diminish to two and one nomination as the aggregate holdings of the Mellinger family decrease, and such rights will terminate at the earlier to occur of (i) such time as the Mellinger family collectively holds less than 10% of the outstanding common stock of the Registrant, and (ii) June 30, 2005, unless the Nomination Agreement is earlier terminated at any time at the option of the Mellinger family. In addition, pursuant to the Nomination Agreement, for so long as the Mellinger family shall have the above described nomination rights, the Mellinger family has agreed to vote for the slate of directors nominated by the Registrant. The Nomination Agreement also contains certain preemptive rights. A copy of the Nomination Agreement is attached hereto as Exhibit 99.4 and is incorporated by reference herein, and the foregoing is qualified in its entirety thereby.

Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

99.1 Agreement, by and between Douglas K. Mellinger and the Registrant, dated as of June 30, 1999.

99.2 Agreement, by and between Gregory S. Mellinger and the Registrant, dated as of June 30, 1999.

99.3        Press Release issued by the Company, dated June 30, 1999.

99.4 Nomination Agreement, by and among Douglas K. Mellinger, Gregory S. Mellinger, certain members of the Mellinger family, and the Registrant, dated as of June 30, 1999.

99.5 Resolution of the Board of Directors of the Registrant creating the position of Non-Executive Chairman of the Board.




                                 SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRT GROUP INC.


Date:    June 30, 1999                By: /s/  DAN S. WOODWARD
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                                          Dan S. Woodward
                                          President, Chief Executive Officer
                                          and Chief Operating Officer



                               EXHIBIT INDEX


Exhibit No.       Description
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99.1              Agreement, by and between Douglas K. Mellinger and the
                  Registrant, dated as of June 30, 1999.

99.2 Agreement, by and between Gregory S. Mellinger and the Registrant, dated as of June 30, 1999.

99.3              Press Release issued by the Company, dated June 30,
                  1999.

99.4 Nomination Agreement, by and among Douglas K. Mellinger, Gregory S. Mellinger, certain members of the Mellinger family, and the Registrant, dated as of June 30, 1999.

99.5 Resolution of the Board of Directors of the Registrant creating the position of Non-Executive Chairman of the Board.